UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024

authID Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40747	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1580 N. Logan St., Suite 660, Unit 51767, Denver, Colorado 80222

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001 per share	AUID	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2024, authID Inc. (the “Company”) entered into a securities purchase agreement with accredited investors (the “Purchase Agreement”), pursuant to which the Company agreed to issue and sell, in a registered offering (the “Offering”) an aggregate of 1,464,965 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a per share price of $7.50 per share and at a price of $8.16 per share for purchasers who are directors, officers, employees or consultants of the Company. The purchasers under the Purchase Agreement included Stephen J. Garchik and one director of the Company.

The Registered Shares were offered and sold pursuant to a base prospectus, dated November 10, 2021, and a prospectus supplement, dated June 26, 2024, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (Registration No. 333-260641).

On June 12, 2024, the Company entered into an engagement agreement (the “Engagement Agreement”) with Madison Global Partners, LLC (“Madison”), pursuant to which Madison agreed to serve as non-exclusive exclusive placement agent for the issuance and sale of the Shares. The Company has agreed to pay Madison an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in the Offering, as well as non-refundable retainer and other payments totaling $80,000 and has agreed to issue stock purchase warrants (the “Madison Warrants”) to purchase up to 102,547 shares of common stock of the Company, which is equal to 7.0% of the aggregate number of Shares placed in the Offering. Pursuant to the Engagement Agreement, the Company also agreed to reimburse Madison $60,000 for fees and expenses of legal counsel and other out-of-pocket expenses. The Engagement Agreement has indemnity and other customary provisions for transactions of this nature.

The foregoing descriptions of the Purchase Agreement, the Engagement Agreement and the Madison Warrants are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Engagement Agreement and the Madison Warrants, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion of Fleming PLLC relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2024, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to decrease the number of authorized shares of common stock from 250,000,000 to 150,000,000 shares (the “Authorized Share Decrease”). The Authorized Share Decrease was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on June 26, 2024.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 26, 2024 virtually by conference call and live stream. Of the 9,450,220 shares of Common Stock outstanding on May 3, 2024, the record date, 6,932,817 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1)	Elect seven directors until such nominee’s successor is duly elected and qualified, or until the nominee’s earlier death, resignation or removal. The seven directors receiving the highest vote were appointed to the board. The following directors were elected to the board.

	For	Withheld
Rhoniel A. Daguro	5,539,389	11,397
Ken Jisser	5,527,930	22,856
Michael L. Koehneman	5,510,752	40,034
Kunal Mehta	5,538,739	12,047
Thomas R. Szoke	5,525,645	25,141
Michael C. Thompson	5,538,922	11,864
Jacqueline L. White	4,524,311	1,026,475

(2)	Ratified the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. This matter was determined based on majority of the votes cast.

For	Against	Abstain
6,832,239	5,092	95,486

(3)	Approved an amendment to our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 250,000,000 to 150,000,000.

For	Against	Abstain
6,837,189	16,855	78,773

(4)	Approved and ratified the adoption of the 2024 Equity Incentive Plan (“2024 Plan”) and the authorization of 395,000 shares of common stock for issuance under the 2024 Plan.

For	Against	Abstain
5,474,992	58,267	17,527

(5)	Approved, on an advisory basis, the compensation of the Company’s named executive officers;

For	Against	Abstain
5,517,006	24,869	8,911

(6)	Approved on an advisory basis, a one, two or three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

One Year	Two Years	Three Years	Abstain
1,952,192	1,075,926	2,377,859	144,809

Item 9.01  Financial Statements and Exhibits

(d) Index of Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
5.1	Opinion of Fleming PLLC
10.1*	Form of Securities Purchase Agreement, dated as of June 24, 2024, between the Company and accredited investors
10.2	Engagement Agreement, dated as of June 12, 2024 between the Company and Madison Global Partners, LLC
10.3	Stock Purchase Warrant issued to Madison Global Partners, LLC
23.1	Consent of Fleming PLLC (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

authID Inc.

Date: June 27, 2024	By:	/s/ Edward Sellitto
	Name:	Edward Sellitto
	Title:	Chief Financial Officer

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